ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Schedule of business acquisitions
The total purchase consideration and the fair values of the assets and liabilities at the acquisition date were as follows:

Purchase Price
Gross purchase price	$100,000
Working capital adjustments	(1,627)
Total consideration	$98,373

The following table summarizes the final amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

Fair Value Allocation
Prepaid expenses and other current assets	$4,221
Property, plant and equipment	99,342
Accounts payable and accrued expenses	(3,174)
Other long-term liabilities	(2,016)
Fair value of net assets acquired	$98,373

The Partnership’s Consolidated Financial Statements for the year-ended December 31, 2016 include the results of operations of the East Coast Terminals since April 29, 2016 during which period the East Coast Terminals contributed affiliate revenue of $3,303, third-party revenue of $11,871 and net income of $5,133. On an unaudited pro forma basis, the revenues and net income of PBFX assuming the acquisition had occurred on January 1, 2015, are shown below. The unaudited pro forma information does not purport to present what PBFX’s actual results would have been had the Plains Asset Purchase occurred on January 1, 2015, nor is the financial information indicative of the results of future operations. The unaudited pro forma financial information includes the depreciation and amortization expense related to the acquisition and interest expense associated with the Plains Asset Purchase financing.

	Year Ended December 31, 2016	Year Ended December 31, 2015
(Unaudited)
Pro forma revenues	$194,129	$159,474
Pro forma net income attributable to PBF Logistics LP unitholders:	86,059	68,819
Pro forma net income per limited partner unit:
Common units - basic	$2.11	$1.84
Common units - diluted	2.11	1.84
Subordinated units - basic and diluted	2.11	1.84